                                                                   Exhibit 10(J)

                        SCHEDULE OF DEFERRAL AGREEMENTS


      NAME                           DATE             AMOUNT                   TERMS(1)
      ----                           ----             ------                   --------
Jack Belz                          12-29-92        Director Fees            30 Semi-Annual
                                                                            upon Retirement
Jack Belz                          12-20-93        Director Fees            20 Semi-Annual
                                                                            upon Retirement
Jack Belz                          06-30-94        Director Fees            20 Semi-Annual
                                                                            upon Retirement
Robert Blattberg                   04-16-84        Director Fees            Five annual 01-91
Robert Blattberg                   10-30-91        Director Fees            Five annual 01-07
Robert Blattberg                   06-06-92        Director Fees            Lump Sum 01-01-02
Robert Blattberg                   12-31-92        Director Fees            Lump Sum 10-19-07
Robert Blattberg                   12-31-93        Director Fees            Five annual 2003
Robert Blattberg                   06-19-94        Director Fees            Lump Sum 01-01-03
J.R. Hyde, III                     11-07-91        Director Fees            Lump Sum upon
                                                                            Retirement
J.R. Hyde, III                     06-08-92        Director Fees            10 Annual at age 65
J.R. Hyde, III                     12-31-92        Director Fees            10 Annual at age 65
J.R. Hyde, III                     12-31-93        Director Fees            10 Annual at age 65
J.R. Hyde, III                     06-94           Director Fees            10 Annual at age 65
Richard E. Ray                     10-31-91        Director Fees            Lump Sum upon
                                                                            Retirement
Richard E. Ray                     06-09-92        Director Fees            2 Semi-Annual 05-96
Richard E. Ray                     12-16-92        Director Fees            Lump Sum 05-01-96
Richard E. Ray                     12-10-93        Director Fees            Lump Sum 05-01-96
Richard E. Ray                     06-17-94        Director Fees            Lump Sum 05-01-96
Michael D. Rose                    04-16-84        Director Fees            Company's
                                                                            Discretion
Michael D. Rose                    12-10-92        Director Fees            Lump Sum 01-01-98
Michael D. Rose                    12-21-93        Director Fees            Lump Sum 01-01-98
Michael D. Rose                    06-16-94        Director Fees            5 Annual 01-01-00
William Sansom                     12-21-93        Director Fees            4 Annual 2002
William Sansom                     06-24-94        Director Fees            4 Annual 2002
Ronald Terry                       01-01-82        1982 Bonus               Company's
                                                                            Discretion


Ronald Terry                       12-31-82        1983 Bonus               Company's
                                                                            Discretion
Ronald Terry                       12-30-83        1984 Bonus               Company's
                                                                            Discretion
Ronald Terry                       12-31-94        1995 Bonus               10 Annual 03-96

(1) Terms column lists (1) the number of payments, (2) whether semiannually, annually or lump sum, and (3) payment commencement date.

       All agreements dated prior to 1991 provide that interest shall accrue at the Corporation's annual cost of money, as determined by the Corporation. All other agreements accrue interest at a rate based on 10-year U.S. Treasury securities.